UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2025
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UNIVERSAL CORPORATION
(Exact name of registrant as specified in its charter)
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Virginia		001-00652	54-0414210
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

9201 Forest Hill Avenue,	Richmond,	Virginia	23235
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code
(804) 359-9311

Not applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	UVV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.
Universal Corporation (the “Company”) issued a press release on November 5, 2025, discussing its financial results for the quarter ended September 30, 2025. A copy of this release is furnished as Exhibit 99.1 to this Current Report on From 8-K and is incorporated by reference into this Item 2.02.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall either be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific references in such a filing.
Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 5, 2025, the Board of Directors (the “Board”) of the Company increased the size of the Board to 10 members and appointed Gregory A. Trojan to serve as a new director of the Company, both effective immediately. The Board has determined that Mr. Trojan qualifies as an independent director in accordance with the New York Stock Exchange Listing Standards and the Company’s Corporate Governance Guidelines. Mr. Trojan is expected to serve as a member of the Audit Committee, the Compensation and Human Resources Committee, and the Finance and Pension Investment Committee.
Mr. Trojan, 66, is retired and has over 25 years of executive leadership experience across nationally recognized restaurant, retail, and consumer products companies. He served as Chief Executive Officer of BJ’s Restaurants, Inc., the owner and operator of over 200 casual dining restaurants throughout the U.S., from 2013 to 2021 and as a member of the board of directors from 2012 to September 2025. Before that, Mr. Trojan served as Chief Executive Officer of Guitar Center, Inc. and House of Blues Entertainment, Inc. and held various senior leadership positions at PepsiCo, Inc. Mr. Trojan currently serves on the Board of Directors of Casey’s General Stores, Inc. as well as on the Board of Managers of CEC Brands, LLC, the parent company of Chuck E. Cheese and Peter Piper Pizza.
Mr. Trojan’s compensation will be consistent with the compensation policies applicable to the Company’s other non-employee directors, which are described under “Director Compensation” in the Company’s proxy statement for its 2025 Annual Meeting of Shareholders (filed with the Securities and Exchange Commission on July 1, 2025). There are no arrangements or understandings between Mr. Trojan and any other person pursuant to which he was selected as director, and there are no transactions between Mr. Trojan and the Company that would require disclosure under Item 404(a) of Regulation S-K.
Item 7.01.    Regulation FD Disclosure.
On November 5, 2025, the Company also issued a press release regarding the appointment of Mr. Trojan. A copy of this release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall either be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific references in such a filing.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

	No.	Description

	99.1	Press release dated November 5, 2025, announcing results for the quarter ended September 30, 2025.

	99.2	Press release dated November 5, 2025, announcing the appointment of Gregory A. Trojan as new director.

	104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL CORPORATION
(Registrant)

Date:	November 5, 2025	By:	/s/ Catherine H. Claiborne
Catherine H. Claiborne
Vice President, General Counsel, and Secretary